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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)




In connection with the Quarterly Report of Encore Wire Corporation (the "Company") on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report"), I, Frank J. Bilban, Vice President - Finance, Chief Financial Officer, Treasurer and Secretary of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: May 14, 2003



                                           /s/ FRANK J. BILBAN
                                ----------------------------------------------
                                              Frank J. Bilban
                                  Vice President - Finance, Chief Financial
                                      Officer, Treasurer and Secretary